 Exhibit 10.24

December 4, 2015

Notice of Account Information and Address Changes

The Parties Listed on Annex A, and

Rush Enterprises, Inc.,

as the Borrower Representative,

555 IH 35 South

Suite 500

New Braunfels, Texas 78130

Attn: Steven Keller, Chief Financial Officer

Ladies and Gentlemen,

Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of September 15, 2015, by and among Rush Enterprises, Inc., the Borrowers party thereto, the Lenders party thereto and GE Capital Commercial Inc. (''GECCI"), as Administrative Agent and Collateral Agent (as it may be amended from time to time, the "Credit Agreement''). In addition, reference is also made to the Appointment Agreement and Amendment to Credit Agreement, dated as of November 30, 2015, by and between GECCI and BMO Harris Bank N.A. ("BHB") (the "Appointment Agreement"). All capitalized terms used herein and not otherwise defined have the meaning given to them in the Credit Agreement.

Pursuant to the terms of the Appointment Agreement, effective as of 12:00 a.m. Eastern time on December 1, 2015, GECCI resigned as Administrative Agent and BHB was appointed as successor Administrative Agent under the Credit Agreement and the other Loan Documents.

Pursuant to Section 11.11 of the Credit Agreement, BHB hereby gives notice of:

(i)	deletion and replacement of the account instruction referenced at the end of Section 2.13(a) with the following account instruction:

Bank of America

100 West 33rd Street

New York, NY 10001

ABA 026009593

ABA for ach – 111000012

Acct -4427782703 -lockbox# 32282

Reference: BMO Harris Bank N.A./Rush Enterprises

and,

(ii)	deletion and replacement of the notice address for the Administrative Agent with the following:

Section 2. l 3(a)(i)(B): if to the Administrative Agent, to BMO Harris Bank N.A., 300 E. John W. Carpenter Freeway, Suite 510, Irving, TX 75062, Attention: Charlie Price/Senior Risk, Tel: (469) 586-2264, Fax: (469) 519-2424, with copy to BMO Harris Bank N.A., 300 E. John W. Carpenter Freeway, Suite 510, Irving, TX 75062, Attention: William E. Wilson/Senior Counsel, Tel: (972) 819-2635, Fax: (469) 519-4014.

Section 2.13(a)(ii): any Request for Equipment Borrowing with respect to any franchised or name brand Inventory shall be given by facsimile or email and addressed to BMO Harris Bank N.A., Attention: Sherri Long, Tel: 972-830-6074, Fax: 866-205-6336, email: sherri.a.long@bmotf.com.

If you have any questions regarding the foregoing, please feel free to contact Sherri Long at sherri.a.long@bmotf.com.

Very truly yours,

BMO HARRIS BANK N.A.

By          /s/ Stephen R. Taylor

Name:      Stephen R. Taylor

Title:      EVP & CFO

cc:

Rush Enterprises, Inc.

555 IH 35 South

Suite 500

New Braunfels, Texas 78130

Attn: Derrek Weaver, General Counsel

Annex A

Bank of the West:

Bank of the West, a California Banking Corporation

James Chesser

MSN: NC-B07-3B-I

2527 Camino Ramon

San Ramon, CA 94583

(925) 843-8156

(866) 649-1872

james.chesser@ bankofthewest.com

Bank of the West, a California Banking Corporation

Ryan Mauser

MSN: NC-807-3B-I

2527 Camino Ramon

San Ramon, CA 94583

(925) 843-8134

(866) 649-1872

Rvan.mauser@bankofthewest.com

Comerica Bank:

Comerica Bank

Marian Welsh

2900 N. Loop West

Suite 700

Houston, TX 77092

(713) 507-1318

(713) 507-2879

marian welsh @comerica.com

Comerica Bank

W. Cody Brackeen

2900 N. Loop West

Suite 700

Houston, TX 77092

(713) 507-1319

(713) 507-2879

wcbrackeen@comerica.com

MassMutual Asset Finance LLC:

MassMutual Asset Finance LLC
Don Buttler

Two Hampshire Street

Suite 101

Foxboro, MA 02035

508-698-5515

508-698-5519

dbuttler@massmutual.com

PNC Bank, National Association:

PNC Bank

Robert Bidinger

155 East Broad Street

Columbus, OH 43215

614-463-7308

614-463-7350

robert.bidi nger@ pnc.com

Bank of Texas:

BOKF, N.A., d/b/a Bank of Texas

Attention: Erin Young

5956 Sherry Lane, Suite 600

Dallas, Texas 75225

214.346.3913

214.346.3910

e.young@bokf.com

Wells Fargo Bank, N.A.:

WELLS FARGO BANK, N.A.

Attention: JEFFREY BROUILLARD

16414 SAN PEDRO, SUITE 700

SAN ANTONIO, TX 78232

210-856-5332

210-856-5003

jeffrey.brouillard@wel lsfargo.com

CIT Finance LLC:

CIT Finance LLC

1 CIT Drive

Livingston, NJ 07039

973-597-2649

973-740-5143

Bruce.fa bian@cit.com

Bank of America, N.A.:

Bank of America, N.A.

1355 Windward Concourse

Alpharetta, Ga 30005

770-774-4640

joe.sagneril@baml.com

Attention: Joe Sagneri